Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-
OXLEY ACT OF 2002

In connection with the Annual Report of AFP Imaging Corporation (the “Company”) on Form 10-K for the year ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Elise Nissen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/       Elise Nissen

Elise Nissen,
Chief Financial Officer
October 14, 2008

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